CAPITAL AND RESERVES (Details Narrative) - shares shares in Thousands		12 Months Ended
	May 14, 2024	Dec. 31, 2025	Dec. 31, 2024	May 01, 2024
Equity [Abstract]
Purchase of common shares	9,470
Common share percentage	5.00%
Common stock shares issued		210,478	202,941	189,000
Common stock shares outstanding		210,478	202,499	189,000
New share repurchase authorization		the Company announced a new share repurchase authorization, pursuant to which it may repurchase up to the lesser of 35 million shares, or $150 million in value. Repurchases may be made from time to time at prevailing market prices, subject to applicable Canadian securities laws. The program does not have a fixed expiration date and may be suspended or discontinued at any time. The program does not obligate the company to acquire any specific number of Common Shares.